CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2006-1

DERIVED INFORMATION  [11/30/2005]

[$775,200,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$781,600,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2006-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Investor Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 12/01/05 cutoff date.  Approximately 11.7% of the mortgage loans do not provide for any payments of principal in the first five or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.

Total Number of Loans	238
Total Outstanding Loan Balance	$36,347,131*	Min	Max
Average Loan Current Balance	$152,719	$21,565	$722,170
Weighted Average Original LTV	77.3%
Weighted Average Coupon	7.61%	5.85%	12.14%
Arm Weighted Average Coupon	7.61%
Fixed Weighted Average Coupon	7.60%
Weighted Average Margin	5.92%	2.25%	8.25%
Weighted Average FICO (Non-Zero)	641
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	93.7%
% Fixed	6.3%
% of Loans with Mortgage Insurance	0.0%

*

Adjustable rate loans will compromise approximately [$37,500,000] of the total [$800,000,100] in collateral.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
5.85 - 6.00	4	1,018,749	2.8	5.90	75.0	689
6.01 - 6.50	17	3,922,445	10.8	6.38	71.1	660
6.51 - 7.00	29	5,631,773	15.5	6.80	80.9	670
7.01 - 7.50	48	8,679,832	23.9	7.27	79.3	662
7.51 - 8.00	51	7,020,902	19.3	7.77	77.7	637
8.01 - 8.50	24	3,558,293	9.8	8.26	78.9	622
8.51 - 9.00	26	3,523,829	9.7	8.80	76.1	597
9.01 - 9.50	13	1,166,952	3.2	9.23	67.4	552
9.51 - 10.00	10	762,911	2.1	9.81	73.2	588
10.01 - 10.50	12	872,608	2.4	10.28	79.1	561
10.51 - 11.00	1	54,380	0.1	10.86	80.0	519
11.01 - 11.50	1	50,383	0.1	11.31	70.0	520
11.51 - 12.00	1	24,591	0.1	11.60	70.0	532
12.01 - 12.14	1	59,483	0.2	12.14	70.0	504
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
FICO	Loans	Balance	Balance	%	%	FICO
504 - 525	14	1,101,028	3.0	9.45	65.1	516
526 - 550	16	1,645,958	4.5	8.89	61.7	539
551 - 575	18	1,664,960	4.6	8.59	75.6	565
576 - 600	36	5,781,025	15.9	7.87	74.1	589
601 - 625	25	4,131,555	11.4	7.66	77.1	614
626 - 650	42	6,704,538	18.4	7.54	79.4	638
651 - 675	34	6,202,254	17.1	7.28	77.3	661
676 - 700	20	3,875,013	10.7	7.05	82.3	688
701 - 725	8	1,268,364	3.5	6.98	82.2	713
726 - 750	13	1,983,531	5.5	7.19	83.1	739
751 - 775	7	1,213,504	3.3	7.05	82.6	762
776 - 795	5	775,401	2.1	7.15	83.1	783
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
21,565 - 50,000	29	1,130,603	3.1	8.75	68.4	603
50,001 - 100,000	69	4,740,646	13.0	8.39	76.0	616
100,001 - 150,000	47	5,859,742	16.1	7.80	76.5	633
150,001 - 200,000	37	6,397,791	17.6	7.52	77.0	637
200,001 - 250,000	18	4,041,153	11.1	7.17	76.2	660
250,001 - 300,000	12	3,270,352	9.0	6.98	77.7	673
300,001 - 350,000	7	2,259,059	6.2	7.30	79.0	666
350,001 - 400,000	7	2,594,478	7.1	7.27	79.4	645
400,001 - 450,000	5	2,106,250	5.8	7.57	78.9	623
450,001 - 500,000	3	1,405,229	3.9	7.97	80.1	641
550,001 - 600,000	1	592,934	1.6	6.75	85.0	690
600,001 - 650,000	2	1,226,722	3.4	7.00	77.5	628
700,001 - 722,170	1	722,170	2.0	8.79	85.0	641
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Original LTV (%)	Loans	Balance	Balance	%	%	FICO
30.00 - 50.00	11	1,283,636	3.5	7.80	44.5	578
50.01 - 55.00	3	484,329	1.3	7.93	53.9	623
55.01 - 60.00	7	928,683	2.6	6.87	58.1	634
60.01 - 65.00	16	2,121,401	5.8	7.80	64.1	595
65.01 - 70.00	48	6,259,351	17.2	7.77	69.5	613
70.01 - 75.00	25	3,205,610	8.8	7.35	74.6	656
75.01 - 80.00	60	9,544,434	26.3	7.47	79.7	642
80.01 - 85.00	24	5,596,303	15.4	8.00	85.0	645
85.01 - 90.00	37	6,141,524	16.9	7.43	89.8	679
90.01 - 95.00	6	616,344	1.7	7.51	95.0	703
95.01 - 100.00	1	165,515	0.5	8.75	100.0	689
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	61	10,612,618	29.2	7.80	77.8	646
1.00	11	2,055,267	5.7	8.07	70.7	617
2.00	122	16,893,370	46.5	7.66	77.2	633
3.00	44	6,785,876	18.7	7.07	79.0	659
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	156	21,725,699	59.8	7.48	77.2	643
Reduced	29	6,449,227	17.7	7.67	81.4	645
Stated Income / Stated Assets	53	8,172,204	22.5	7.92	74.5	631
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Investor	238	36,347,131	100.0	7.61	77.3	641
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
State	Loans	Balance	Balance	%	%	FICO
California	34	9,971,969	27.4	7.43	75.2	643
Florida	40	7,447,330	20.5	7.50	79.1	635
New Jersey	7	1,972,113	5.4	7.15	73.5	645
New York	10	1,843,741	5.1	7.86	79.3	653
Georgia	14	1,698,889	4.7	7.74	81.5	666
Nevada	6	1,549,122	4.3	7.07	82.5	701
Texas	20	1,513,181	4.2	8.64	75.5	598
Ohio	17	1,335,473	3.7	8.16	82.9	645
Illinois	9	1,115,719	3.1	7.47	70.8	612
Michigan	13	1,083,200	3.0	8.08	79.7	622
Arizona	9	954,870	2.6	7.37	75.6	643
Wisconsin	6	611,560	1.7	7.94	79.5	635
Connecticut	4	602,391	1.7	8.48	80.2	607
Virginia	3	558,620	1.5	7.01	79.1	641
Oregon	3	455,587	1.3	7.80	84.8	646
Other	43	3,633,367	10.0	7.85	74.8	634

Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	90	15,491,173	42.6	7.54	83.8	657
Refinance - Rate Term	10	1,298,381	3.6	7.62	69.6	604
Refinance - Cashout	138	19,557,577	53.8	7.67	72.7	630
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 1Y	2	370,499	1.0	6.19	77.3	692
Arm 2/28	176	24,915,356	68.5	7.74	76.9	635
Arm 2/28 - Balloon 40/30	5	1,950,011	5.4	8.04	82.4	636
Arm 2/28 - Dual 40/30	5	1,972,181	5.4	7.48	74.2	636
Arm 3/27	12	1,516,197	4.2	7.22	80.7	671
Arm 5/25	17	3,329,906	9.2	6.83	80.5	650
Fixed Balloon 30/15	1	55,450	0.2	9.95	61.7	645
Fixed Rate	20	2,237,530	6.2	7.54	74.0	670
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	180	25,799,963	71.0	7.64	77.7	638
2 Family	30	4,869,553	13.4	7.88	76.9	631
3-4 Family	16	3,855,967	10.6	7.43	74.2	649
Condo	7	1,062,726	2.9	6.88	75.6	641
PUD	5	758,922	2.1	7.08	86.8	738
Total:	238	36,347,131	100.0	7.61	77.3	641

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	5	626,919	1.8	7.26	79.3	721
4.01 - 4.50	12	1,799,388	5.3	7.21	69.9	623
4.51 - 5.00	8	826,924	2.4	6.66	64.9	645
5.01 - 5.50	78	11,028,899	32.4	7.62	78.2	640
5.51 - 6.00	33	8,364,363	24.6	7.35	79.7	643
6.01 - 6.50	26	3,030,835	8.9	7.98	77.2	608
6.51 - 7.00	37	6,559,465	19.3	7.88	76.1	634
7.01 - 7.50	7	899,436	2.6	7.65	87.1	704
7.51 - 8.00	10	850,101	2.5	8.68	78.8	621
8.01 - 8.25	1	67,821	0.2	9.25	80.0	606
Total:	217	34,054,151	100.0	7.61	77.6	639

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
1 - 3	1	24,591	0.1	11.60	70.0	532
7 - 9	1	172,131	0.5	6.19	80.0	631
10 - 12	1	198,367	0.6	6.19	75.0	744
16 - 18	3	372,162	1.1	7.60	80.8	615
19 - 21	47	7,978,370	23.4	7.58	79.3	645
22 - 24	135	20,462,425	60.1	7.80	76.1	632
31 - 33	2	363,234	1.1	7.30	81.5	723
34 - 36	10	1,152,962	3.4	7.20	80.5	655
37 >=	17	3,329,906	9.8	6.83	80.5	650
Total:	217	34,054,151	100.0	7.61	77.6	639

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
11.15 - 11.50	5	904,636	2.7	6.31	80.0	638
11.51 - 12.00	8	1,530,130	4.5	6.39	74.5	656
12.01 - 12.50	15	3,169,491	9.3	6.87	76.2	658
12.51 - 13.00	22	3,794,894	11.1	6.85	83.4	672
13.01 - 13.50	38	6,011,295	17.7	7.11	77.4	664
13.51 - 14.00	38	5,688,799	16.7	7.47	77.9	650
14.01 - 14.50	22	3,932,825	11.5	7.83	77.1	633
14.51 - 15.00	28	3,851,916	11.3	8.39	76.8	611
15.01 - 15.50	12	1,893,045	5.6	8.72	71.8	581
15.51 - 16.00	12	2,039,714	6.0	9.07	78.2	602
16.01 - 16.50	12	988,616	2.9	10.05	76.6	554
16.51 - 17.00	1	54,380	0.2	10.86	80.0	519
17.01 - 17.50	2	110,335	0.3	10.87	75.4	520
18.01 - 18.60	2	84,074	0.2	11.98	70.0	512
Total:	217	34,054,151	100.0	7.61	77.6	639

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
4.40 - 4.50	1	65,790	0.2	7.20	57.4	603
5.51 - 6.00	6	1,559,811	4.6	6.28	80.2	697
6.01 - 6.50	17	3,922,096	11.5	6.40	71.4	656
6.51 - 7.00	30	5,528,121	16.2	6.88	80.5	662
7.01 - 7.50	42	7,342,888	21.6	7.27	79.2	659
7.51 - 8.00	43	6,038,727	17.7	7.80	78.5	635
8.01 - 8.50	21	3,463,319	10.2	8.25	79.0	622
8.51 - 9.00	23	3,391,864	10.0	8.79	76.5	598
9.01 - 9.50	9	972,628	2.9	9.20	65.9	543
9.51 - 10.00	9	707,460	2.1	9.80	74.1	583
10.01 - 10.50	12	872,608	2.6	10.28	79.1	561
10.51 - 11.00	1	54,380	0.2	10.86	80.0	519
11.01 - 11.50	1	50,383	0.1	11.31	70.0	520
11.51 - 12.00	1	24,591	0.1	11.60	70.0	532
12.01 - 12.14	1	59,483	0.2	12.14	70.0	504
Total:	217	34,054,151	100.0	7.61	77.6	639

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	5	1,256,000	3.7	7.10	79.9	704
2.00	94	13,509,922	39.7	7.92	78.4	627
3.00	102	16,551,256	48.6	7.53	76.4	643
5.00	16	2,736,973	8.0	6.84	79.5	641
Total:	217	34,054,151	100.0	7.61	77.6	639

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	174	22,684,093	66.6	7.67	77.6	637
1.50	14	2,919,961	8.6	7.23	80.9	661
2.00	29	8,450,097	24.8	7.60	76.3	637
Total:	217	34,054,151	100.0	7.61	77.6	639

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
0	217	32,101,859	88.3	7.66	76.8	636
60	11	2,650,052	7.3	7.14	80.4	679
120	10	1,595,220	4.4	7.44	83.3	673
Total:	238	36,347,131	100.0	7.61	77.3	641